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                                                                   EXHIBIT 10.9


                                  OFFICE LEASE

        1. THIS LEASE, dated FEBRUARY 6, 1996 is between Stream Associates, Inc. dba Metro Tech Center Office Park a corporation organized under the laws of the State of Illinois hereinafter called the Landlord, and REAADS MEDICAL PRODUCTS, INC.

hereinafter called the Tenant. The Landlord does hereby demise and lease unto the Tenant the premises known and described as 12061 TEJON (IN ITS ENTIRETY)

in the City of WESTMINSTER, State of Colorado, for the term of 60 MONTHS

                                      TERM

beginning ON THE DATE OF TENANT FINISH COMPLETION/OCCUPANCY and ending on LAST DAY OF 60TH MONTH unless the term hereof shall be sooner terminated as hereinafter provided.

                                      RENT

        2. IN CONSIDERATION of the rent and the performance of the covenants and provisions herein, the Tenant agrees to pay to the Landlord as rent for the full term aforesaid, the sum of $579,560.00 payable as follows:
AS PER ATTACHMENT

which said sums shall be due and payable in advance on the first day of each and every calendar month during said term at the office of the Landlord at such location as the Landlord may designate in writing.

                               SECURITY DEPOSIT

        3. The Landlord acknowledges receipt of a security deposit in the amount of $9000.00, $4000.00 OF WHICH IS ON DEPOSIT FROM EXISTING LEASE.

                                   SERVICES

        4.     SEE ATTACHMENT #4.

                             CHARACTER OF OCCUPANCY

        5. Tenant agrees that the demised premises shall be used and occupied only as SEE ATTACHMENT #5 in a careful, safe and proper manner, and that Tenant will pay on demand for any damage to the premises caused by the misuse of same by Tenant, or Tenant's agents or employees. Tenant agrees that Tenant will not use or permit the demised premises to be used for any purposes prohibited by the laws of the United States or the State of Colorado, or the ordinances of the City or County in which the property is located.

        Tenant will not use or keep any substance or material in or about the demised premises which may vitiate or endanger the validity of the insurance on said building or increase the hazard of the risk, or which may prove offensive or annoying to other tenants of the building.

        Tenant will not permit any nuisance in the demised premises.


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                                  ALTERATIONS

        6. The Landlord shall have the right AFTER PRIOR NOTICE TO TENANT to enter the demised premises to examine and inspect the same, or to make such repairs, additions, or alterations as it may deem necessary or proper for the safety, improvement or preservation thereof, and shall at all times have the right, at its election, to make such alterations or changes to other portions of said building as it may from time to time deem necessary and desirable.

        Tenant shall make no alterations in or additions to the demised premises without first obtaining the written consent of Landlord. Tenant shall permit no liens to be attached to the property as a result of any alterations. All additions or improvements made by the Tenant (except only movable office furniture) mUST BE APPROVED BY LANDLORD.

                                   SUBLETTING

        7. Tenant agrees that it will not sublet the demised premises, or any part thereof, nor assign this Lease, or any interest therein, without first obtaining the written consent of the Landlord, which consent shall not be unreasonably withheld.

                                   INSOLVENCY

        8. Any assignment for the benefit of creditors or by operation of law shall not be effective to transfer any rights hereunder to the said assignee without the written consent of the Landlord first having been obtained. It is further agreed between the parties hereto that if Tenant shall be declared insolvent, or if any assignment of Tenant's property shall be made for the benefit of creditors or otherwise, or if Tenant's leasehold interest herein shall be levied upon under execution, or seized by virtue of any writ of any court of law, or a Receiver be appointed for the property of Tenant, whether under the operation of State or Federal statutes, then and in any such case, Landlord may, at its option, terminate this Lease and retake possession of said premises, without being guilty of any manner of trespass or forcible entry or detainer, and without the same working any forfeiture of the obligations of Tenant hereunder.

        In case the Tenant is adjudicated a bankrupt, or proceeds or is proceeded against under any State or Federal laws, for relief of debtors, or in case a receiver is appointed to wind up and liquidate the affairs of the Tenant, the Landlord, at its election, shall have a provable claim in bankruptcy or receivership in an amount equal to at least the sum of the last 12 monthly payments of the rental provided for herein, which sum is fixed and liquidated by the parties hereto as the minimum amount of the damages sustained by the Landlord as a result of the bankruptcy or receivership of the Tenant, and the amount of said damages may be satisfied, at the election of the Landlord, out of any moneys or securities deposited hereunder as security for the payment by the Tenant of the rent herein provided for.


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                                     BREACH

        9. At the Landlord's option, it shall be deemed a breach of this Lease if Tenant defaults (a) in the payment of the rent or any other monetary obligation herein; or (b) in the performance of any other term or condition of this Lease. Landlord may elect to cure such default and any expenses of curing may be added to the rent and shall become immediately due and payable. In the event that Landlord elects to declare a breach of this Lease, Landlord shall give Tenant three (3) days written notice requiring payment of the rent or compliance with the other terms or provisions of the lease, or delivery of the possession of the premises. In the event any default remains uncorrected after three (3) days written notice, the Landlord, at the Landlord's option, may declare the term ended, repossess the premises, expel the tenant and remove the effects of the Tenant, all without being deemed guilty in trespass of a forcible entry and detainer and without prejudice to any other remedies to which the Landlord may be entitled. If at any time this Lease is terminated under this paragraph, the Tenant agrees to peacefully surrender the premises to the Landlord immediately upon termination, and if the Tenant remains in possession of the premises, the Tenant shall be deemed guilty of unlawful detention of the premises. Landlord shall be entitled to recover from the Tenant all damages by reason of the Tenant's default, including but not limited to the cost to recover and repossess the premises, the expense of reletting, necessary renovation and alteration expenses, attorney fees, commissions and the rent for the balance of the term of this Lease.

                                SECURITY DEPOSIT

        10. The Landlord acknowledges receipt of the aforementioned deposit to be held by the Landlord for the faithful performance of all of the terms, conditions and covenants of this Lease. The Landlord may apply the deposit to cure any default under the terms of this Lease and shall account to the Tenant for the balance. The Tenant may not apply the deposit hereunder to the payment of the rent reserved hereunder or the performance of other obligations.

                      PREMISES VACATED DURING TERM OF LEASE

        11. If the Tenant shall abandon or vacate said premises before the end of the term of this Lease, the Landlord may, at its option, enter said premises, remove any signs of the Tenant therefrom, and re-let the same, or any part thereof, as it may see fit, without thereby voiding or terminating this Lease, and for the purpose of such re-letting, the Landlord is authorized to make any repairs, changes, alterations or additions in or to said demised premises, as may, in the opinion of the Landlord, be necessary or desirable for the purpose of such re-letting, and if a sufficient sum shall not be realized from such re-letting (after payment of all the costs and expenses and the collection of rent accruing therefrom), each month to equal the monthly rental agreed to be paid by the Tenant under the provisions of this Lease, then the Tenant agrees to pay such deficiency each month upon demand therefor.


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                          REMOVAL OF TENANT'S PROPERTY

        12. If the Tenant shall fail to remove all effects from said premises upon the abandonment thereof or upon the termination of this Lease, the Landlord, at its option, may remove the same in any manner and store the said effects without liability to the Tenant for loss thereof, and the Tenant agrees to pay the Landlord on demand, any and all expenses incurred in such removal, including court costs and attorney's fees and storage charges on such effects for any length of time the same shall be in the Landlord's possession. The Landlord, at its option, and after 30 days notice to Tenant, may sell said effects, or any of the same, at private sale and without legal process, for such prices as the Landlord may obtain, and apply the proceeds of such sale upon any amounts due under this Lease from the Tenant to the Landlord and upon the expense incident to the removal and sale of said effects, rendering the surplus, if any, to the Tenant.

                      LOSS OR DAMAGE TO TENANT'S PROPERTY

        13. All personal property of any kind or description whatsoever in the demised premises shall be at the Tenant's sole risk, and the Landlord shall not be held liable for any damage done to or loss of such personal property, or for damage or loss suffered by the business or occupation of the Tenant arising from any act or neglect of covenants or other occupants of the building, or of their employees or the employees of the Landlord or of other persons, or from bursting, overflowing or leaking of water, sewer or steam pipes, or from heating or plumbing fixtures, or from electric wires, or from gases, or odors, or caused in any other manner whatever, except in the case of willful neglect on the part of the Landlord.

        Tenant shall hold Landlord, Landlord's agents and their respective successors and assigns, harmless and indemnified from all injury, loss, claims or damage to any person or property while on the demised premises or any other part of Landlord's property, or arising in any way out of Tenant's business, which is occasioned by an act or omission of Tenant, its employees, agents, invitees, licensees or contractors.

                         LIEN ON TENANT'S FURNISHINGS.

     14.  THIS SECTION DELETED.

                            SURRENDER OF POSSESSION

        15. The Tenant agrees to deliver up and surrender to the Landlord possession of said premises at the expiration or termination of this Lease, by lapse of time or otherwise, in as good repair as when the Tenant obtained the same at the commencement of said term, excepting only ordinary wear and tear, or damage by the elements (occurring without the fault of the Tenant or other persons permitted by the Tenant to occupy or enter the demised premises or any part thereof), or by act of God, or by insurrection, riot, invasion or commotion, or of military or usurped power.


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                                  FIRE CLAUSE

        16. If the demised premises or said building, shall be so damaged by fire or other catastrophe as to render said premises wholly untenantable, and if such damage shall be so great that a competent architect selected by the Landlord, shall certify in writing to the Landlord and the Tenant that said premises, with the exercise of reasonable diligence, cannot be made fit for occupancy within ninety (90) days from the happening thereof, then this Lease shall cease and terminate from the date of the occurrence of such damage; and the Tenant thereupon shall surrender to the Landlord said premises and all interest therein, and the Landlord may reenter and take possession of said premises and remove the Tenant therefrom. The Tenant shall pay rent, duly apportioned, up to the time of such termination of this Lease.

        If, however, the damage shall be such that such an architect so shall certify that said demised premises can be made tenantable within such number of days from the happening of such damage by fire or other catastrophe, then the Landlord shall repair the damage so done with all reasonable speed, and the rent shall be abated only for the period during which the Tenant shall be deprived of the use of said premises by reason of such damage and the repair thereof.

        If said demised premises, without the fault of the Tenant, shall be slightly damaged by fire or other catastrophe but not so as to render the same untenantable, the Landlord, after receiving notice in writing of the occurrence of the injury, shall cause the same to be repaired with reasonable promptness; but in such event, there shall be no abatement of the rent.

        In case the building throughout be so injured or damaged, whether by fire or otherwise (though said demised premises may not be affected) that the Landlord within sixty (60) days after the happening of such injury, shall decide to reconstruct, rebuild, or raze said building, and shall enter into a legal and binding contract therefor, then upon thirty (30) days' notice in writing to that effect given by the Landlord to the Tenant, this Lease shall cease and terminate from the date of the occurrence of said damage, and the Tenant shall pay the rent, properly apportioned, up to such date, and both parties hereto shall be free and discharged of all further obligations hereunder.

        In the event of a condemnation or other taking by any governmental agency, all proceeds shall be paid to the Landlord hereunder, the Tenant waiving all right to any such payments.

                                   INSURANCE

        17. Tenant shall, at Tenant's expense, obtain and keep in full force, fire and liability insurance as may be reasonably required by the Landlord. Tenant shall provide copies of such insurance policies upon the Landlord's request.



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                        ACCEPTANCE OF PREMISES BY TENANT

        18. The taking possession of said premises by the Tenant shall be conclusive evidence as against the Tenant that said premises were in good and satisfactory condition when possession of the same was taken.

                                     WAIVER

        19. No waiver of any breach or Default of any one or more of the conditions or covenants of this Lease by the Landlord shall be deemed to imply or constitute a waiver of any succeeding or other breach or Default hereunder.

                           AMENDMENT OR MODIFICATION

        20. The Tenant acknowledges and agrees that it has not relied upon any statements, representations, agreements or warranties, except such as are expressed herein, and that no amendment or modification of this Lease shall be valid or binding unless expressed in writing and executed by the parties hereto in the same manner as the execution of this Lease.

                           PAYMENTS AFTER TERMINATION

        21. No payments of money by the Tenant to the Landlord after the termination of this Lease, in any manner, or after the giving of any notice (other than a demand for the payment of money) by the Landlord to the Tenant, shall reinstate, continue or extend the term of this Lease or affect any notice given to the Tenant prior to the payment of such money, it being agreed that after the service of notice or the commencement of a suit or after final judgment granting the Landlord possession of said premises, the Landlord may receive and collect any sums of rent due, or any other sums of money due under the terms of this Lease, and the payment of such sums of money whether as rent or otherwise, shall not waive said notice, or in any manner affect any pending suit or any judgment theretofore obtained.

                           HOLDING AFTER TERMINATION

        22. It is mutually agreed that if after the expiration of this Lease the Tenant shall remain in possession of said premises without a written Agreement as to such holding, then such holding over shall be deemed to be a holding upon a tenancy from month to month at a monthly rental equivalent to the last monthly payment provided herein, payable in advance on the same day of each month as above provided; all other terms and conditions of this Lease remaining the same.

                               ENTRY BY LANDLORD

        23. The Landlord shall have the right, by its officers or agents, to enter the demised premises to inspect and examine the same. SEE ATTACHMENTS



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                             RULES AND REGULATIONS

        24. It is further agreed that the following rules and regulations shall be and are hereby made a part of this Lease, and the Tenant agrees that its employees and agents, or any others permitted by the Tenant to occupy or enter said premises, will at all times abide by said rules and regulations and that a default in the performance and observance thereof shall operate the same as any other defaults herein:

        (1) The sidewalks, entries, passages, stairways and elevators shall not be obstructed by the Tenant, or its agents, or used by them for any purpose other than ingress and egress to and from their offices.

        (2)    (a) Furniture, equipment or supplies shall be moved in or out of the building only upon the elevator designated by Landlord (if the building is so equipped) and then only during such hours and in such manner as may be prescribed by the Landlord.

               (b) No safe or article, the weight of which may constitute a hazard or danger to the building or its equipment, shall be moved into the premises.

        (3) Signs, notices, advertisements, or other inscriptions shall not be placed upon any part of the building without prior approval of the Landlord.

        (4) The light through the transoms and glass partitions opening into the halls and other parts of the building shall not be obstructed in any way by the Tenant.

        (5) Restrooms and other water fixtures shall not be used for any purpose other than that for which the same are intended, and any damage resulting to the same from misuse on the part of the Tenant, its agents or employees, shall be paid for by the Tenant. No person shall waste water by tying back or wedging the faucets, or in any other manner.

        (6) No animals shall be allowed in the offices, halls, corridors and elevators in the building.

        (7) Bicycles or other vehicles shall not be permitted in the offices, halls, corridors and elevators in the building, nor shall any obstruction of sidewalks or entrances of the building by such be permitted.


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        (8)    No person shall disturb the occupants of this or adjoining buildings or premises by the use of any radio or musical instrument or by the making of loud or improper noises.

        (9) The Tenant shall not allow anything to be placed on the outside window ledges of the building, nor shall anything be thrown by the Tenant, its agents or employees, out of the windows or doors, or down the courts, elevator shafts, or skylights of the building,

        (10) No additional lock or locks shall be placed by the Tenant on any door in the building unless written consent of the Landlord shall first have been obtained. A reasonable number of keys to the demised premises and to the restrooms will be furnished by the Landlord, and neither the Tenant, its agents or employees, shall have any duplicate key made. At the termination of this tenancy, the Tenant shall promptly return all such keys to the Landlord.

        (11) No awnings or window coverings shall be attached to the premises without prior written approval by the Landlord. Tenant shall pay for any damage caused by the Tenant to any window coverings supplied by the Landlord.

        (12) The Tenant, before closing and leaving the demised premises at any time, shall see that all windows are closed, in order to avoid possible damage from fire, storm or freezing.

        (13) The use of oil, gas or flammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the building.

        (14) Any painting or decorating as may be agreed to be done by and at the expense of the Landlord shall be done during regular working hours. Should the Tenant desire such work done on Sundays, holidays or outside of regular working hours, the Tenant shall pay for the extra cost thereof.

        (15) The Tenant shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the demised premises or of the building. Any defacement, damage or injury caused by the Tenant, its agents or employees, shall be paid for by the Tenant.

        (16) The Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful and desirable for the safety, care and cleanliness of the premises and for the preservation of good order therein.


Additional Provisions:  SEE ATTACHMENTS


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                                QUIET POSSESSION

        The Landlord shall warrant and defend the Tenant in the enjoyment and peaceful possession of the premises during the term aforesaid. All terms, conditions and covenants to be obsesrved and performed by the parties hereto shall be applicable to and binding upon their heirs, personal representatives, successors and assigns. If there are more than one entity or persons which are the Tenants under this Lease, all covenants and agreements herein to be observed and performed by the Tenant shall be joint and several.

        Should any provision of this Lease violate any federal, state or local law or ordinance, that provision shall be deemed amended to so comply with such law or ordinance, and shall be construed in a manner so as to comply.


        Executed on February 6, 1996


Attest: /S/ ROBERT J. HARVEY          Attest:  /S/ DOUGLASS T. SIMPSON
       ---------------------                  ---------------------
        Robert J. Harvey                      Douglass T. Simpson
        Stream Associates                     Reaads Medical Products, Inc.
        12041 Tejon                           12001 Tejon Suite 120
        Westminster, CO 80234                 Westminster, CO 80234


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                                   ATTACHMENTS
                     to Reaads Medical Products, Inc. Lease

#2.     RENT SCHEDULE:

          First Year  SEPT. 1  $109,200 annually   $ 9,100.00 / mo.  $ 9.10 / sf
          Second Year          $112,440 annually   $ 9,370.00 / mo.  $ 9.37 / sf
          Third Year           $115,800 annually   $ 9,650.00 / mo.  $ 9.65 / sf
          Fourth Year          $119,280 annually   $ 9,940.00 / mo.  $ 9.94 / sf
          Fifth Year           $122,880 annually   $10,240.00 / mo.  $10.24 / sf

#4.     UTILITIES:

        Tenant agrees to pay for electricity, gas and janitorial service for the demised premises.

#5.     FUNCTION:

        Landlord and Tenant agree that Tenant shall use the demised premises for its office headquarters, laboratory research facilities, production facilities for the manufacture, packaging and distribution of Tenant's human disease detection products, and other activities related to Tenant's medical diagnostic business.

        Notwithstanding the provisions of the third paragraph of paragraph 5 of the lease, Landlord acknowledges that Tenant shall be using the demised premises for the purposes set forth in #5 above and that Tenant may use and keep on the demised premises such substances (including substances required by the regulations of the U.S. Food and Drug Administration to be labeled 'Biological Hazard') as Tenant may reasonably require to conduct the activities set forth in #5.

#17.    INSURANCE:

        Tenant shall be responsible for providing insurance on his personal furnishings, papers, equipment inventory, and other "sets held by his business and any such liability insurance as he deems appropriate. Tenant shall not be responsible for any insurance related to structure or grounds.

#23.    LANDLOCKED ACCESS:

        (a) It is understood that Landlord shall provide prior notice of the intent to enter and that any such visit shall occur during normal business hours.

        (b) Landlord shall have the right to show the premises to persons wishing to lease them at any time within the last sixty days of this Lease, providing that prior notice be given and that such visits occur during normal business hours.

#24.    LATE PAYMENT PENALTIES:

        If rental payments are not received by the 10th day of the month due, Tenant agrees to pay a late charge equal to ten percent (10%) of the delinquent amount plus interest on the delinquent amount at ten percent (10%) per year from the due date, until paid.

#25.    OPTION TO EXTEND LEASE:

        Tenant shall have the option to / extend the terms of this Lease for one additional Period of three (3) years. Lease rate shall reflect increases made as common to other tenants in the complex, not to exceed 5 % in any given year and adjusted each anniversary.

#26.    RIGHT OF FIRST REFUSAL ON OPEN SPACE IN THE COMPLEX:

        Tenant shall be informed of any space coming open within the six buildings on the MetroTech Centre campus. Tenant shall have three (3) business days to enter into earnest negotiation for the space or to advise Landlord that they will forego a lease on that specific space.


                         Page One of Two / Attachments


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#27.    INJURY OR DAMAGE:

        Tenant covenants and agrees to neither hold nor attempt to hold Landlord liable for any injury or damage, either proximate or remote, occurring through or caused by any repairs, alterations, injuries or accident to the Demised Premises, to adjacent premises or other parts of the buildings not herein demised, whether by reason of negligence or default of another Tenant or any other person or otherwise; nor liable for any injury or damage occasioned by gas, smoke, rain, snow, wind, ice, hail, or water, however occasioned, lightning, earthquake, war, civil disorder, strike, defective electrical wiring or the breaking or stopping of the plumbing or sewage upon or in the building or adjacent premises, whether said breaking or stoppage results from the freezing or otherwise. All property kept, stored or in the Demised Premises shall be at the sole risk of Tenant.

#28.    TENANT FINISH REQUIREMENTS:

        As required by Tenant and agreed upon by landlord. Final plans to be attached to this document when available.

        In general:
               -   14 new walls must be built, totaling approximately 131 feet.
               -   Demolition of 15 wall areas is required.
               -   Relocation of 6 or more doors.
               -   HVAC layout is to be determined and realigned as necessary
               -   Three sewer/drain lines are to be built or extended.
               - Carpet to be replaced and tile to be installed in the laboratory area.
               - Lighting to be realigned as required which may entail installation of additional units.

        It is that this general statement is not intended to define the specifics of the tenant finish.


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